                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 17, 2003
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                           GTECH Holdings Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


         1-11250                                         05-0451021
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(Commission file number)                    (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
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Item 5.           Other Events.

                  GTECH Holdings Corporation, a Delaware company (the "Company"), has entered into an Agreement and Plan of Merger dated as of March 17, 2003 (the "Merger Agreement"), among the Company, Bengal Acquisition Co., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (the "Merger Subsidiary") and Interlott Technologies, Inc., a Delaware corporation ("Interlott"). The Merger Agreement provides for the merger (the "Merger") of Interlott with and into the Merger Subsidiary, with the Merger Subsidiary being the surviving corporation of the merger. Pursuant to the Merger Agreement and subject to the terms and conditions outlined in that agreement, Interlott will become a wholly-owned subsidiary of the Company, and each share of common stock, par value $0.01 per share, of Interlott outstanding immediately prior to the Merger will be converted into the right to receive either $9.00, or common stock of the Company, par value $0.01 per share, with a value of $9.00 based on the average trading price of Company common stock for a period preceding the merger, or a combination of both, subject to adjustment on a pro rata basis such that the aggregate merger consideration paid by the Company shall be paid 51.5% in stock and 48.5% in cash. A copy of the Merger Agreement is attached hereto as
Exhibit 2.1.

                  The holder of a majority of the common stock of Interlott has entered into a Stockholder Voting and Option Agreement with the Company in which he has agreed to vote his shares in favor of the Merger. A copy of the Stockholder Voting and Option Agreement is attached hereto as Exhibit 2.2.

                  The Merger is subject to customary closing conditions, including the approval of the stockholders of Interlott and termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  A copy of the press release issued by the Company announcing the execution of the Merger Agreement (the "Press Release") is attached hereto as Exhibit 99.1.

                  The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Stockholder Voting and Option Agreement and the Press Release, which are attached hereto and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit Number        Description
         --------------        -----------
         Exhibit 2.1           Agreement and Plan of Merger dated as of March
                               17, 2003, among GTECH Holdings Corporation,
                               Bengal Acquisition Co. and Interlott
                               Technologies, Inc.

         Exhibit 2.2 Stockholder Voting and Option Agreement dated as of March 17, 2003, among GTECH Holdings
                               Corporation, Bengal Acquisition Co. and L. Rogers
                               Wells, Jr.

         Exhibit 99.1          Press Release dated March 17, 2003




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
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GTECH HOLDINGS CORPORATION


                                   By:      /s/ William M. Pieri
                                            --------------------------------
                                                William M. Pieri
                                                Vice President and Treasurer

Dated:  March 17, 2003




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                                  Exhibit Index

         Exhibit Number        Description
         --------------        -----------
         Exhibit 2.1           Agreement and Plan of Merger dated as of March
                               17, 2003, among GTECH Holdings Corporation,
                               Bengal Acquisition Co. and Interlott
                               Technologies, Inc.

         Exhibit 2.2 Stockholder Voting and Option Agreement dated as of March 17, 2003, among GTECH Holdings
                               Corporation, Bengal Acquisition Co. and L. Rogers
                               Wells, Jr.

         Exhibit 99.1          Press Release dated March 17, 2003




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